QuickLinks -- Click here to rapidly navigate through this document

Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF ABB LTD, PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 20-F/A for the fiscal year ended December 31, 2013 of ABB Ltd (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eric Elzvik, Chief Financial Officer of the Company, certify, that:

          (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2014

By:	/s/ ERIC ELZVIK Eric Elzvik Chief Financial Officer (principal financial officer)

QuickLinks

  Exhibit 13.2